 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 29, 2007

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ZULU ENERGY CORP.

(Name of Small Business issuer in its charter)

                   COLORAD0                           000-52272              20-343739 1

     (State or other jurisdiction of            (Commission File No.)    (IRS Employer

      incorporation or organization)                                                 Identification No.)

1428 Second Avenue
Suite 2C
New York, NY 10028

 (Address of principal executive offices)

(718) 909-5080

(Registrant’s telephone number)

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 Item 5 02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

On June 29, 2006 management became aware that financials statements for the quarters ended 12/31/06 and O3/31/07 were filed without being reviewed by our independent auditor and therefore cannot be relied upon.  Madsen Bros. CPAs are currently reviewing the statements for those two periods and when completed Zulu Energy, Corp. will promptly file both amended 10Qs.

EXHIBITS

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 5, 2007

ZULU Energy Corp.

/s/ Brant E. Hodyno

     Brant E. Hodyno,   President, Secretary Treasurer, Chief Executive Officer and Principal  Accounting Officer.